Exhibit 10.1

THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated November 9, 2005, is among DIGITAL GENERATION SYSTEMS, INC., a Delaware corporation (the “Borrower”), each of the banks or other lending institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (each a “Lender” and collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking association (“Chase”), as administrative agent for the Lenders and the Issuing Bank (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the “Issuing Bank”).

RECITALS:

A.            The Borrower, the Lenders, the Issuing Bank and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of April 15, 2005, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 10, 2005, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of August 5, 2005 (as amended, the “Agreement”).

B.            The parties hereto now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1          DEFINITIONS.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II

AMENDMENTS

2.1          AMENDED DEFINITIONS.

(a)           Effective as of the date hereof, the last sentence of the definition of “Revolving Credit Commitment” set forth in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“As of November 9, 2005, the aggregate amount of the Lenders’ Revolving Credit Commitments is $4,500,000.”

(b)           Effective as of the date hereof, the definition of “Applicable Margin” set forth in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“Applicable Margin” means, for any day, (a) with respect to the Loans comprising each Eurodollar Borrowing, 4.25% per annum over the Adjusted LIBO Rate, (b) with respect to the Loans comprising each ABR Borrowing, 2.75% per annum over the Alternate Base Rate, and (c) with respect to Commitment Fees, 0.50% per annum.

(c)           Effective as of the date hereof, the definition of “Availability Period” set forth in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“Availability Period” means the period from and including the Effective Date of the Agreement to November 9, 2005.

2.2          DELETED DEFINITION.  Effective as of the date hereof, Section 1.01 of the Agreement is hereby amended to delete the definition of “Permitted Media DVX Payments” in its entirety.

2.3          COMMITMENTS.  Effective as of the date hereof, the following sentence is hereby added to Section 2.01 of the Agreement to read in its entirety as follows:

“From and after the expiration of the Availability Period, Borrower may not reborrow amounts repaid in respect of the Revolving Loans, and the obligation of Lenders to make any further Revolving Loans terminates as of the expiration of the Availability Period.

2.4          DELETION OF INCREASED COMMITMENTS PROVISION.  Effective as of the date hereof, Section 2.15 of the Agreement is hereby deleted in its entirety.

2.5          RESTRICTED PAYMENTS.  Effective as of the date hereof, Section 8.06(a) of the Agreement is hereby amended to read in its entirety as follows:

“(a)         The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment or incur any obligation, (contingent or otherwise) to do so, except (i) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, and (ii) Subsidiaries may declare and pay dividends to the Borrower or any Guarantor that is a Loan Party.”

2.6          MEDIA DVX PAYMENTS. Effective November 9, 2005, Section 8.15 of the Agreement is hereby amended to read in its entirety as follows:

“8.15 Media DVX Payments Not Permitted. Without in any way limiting any other covenant set forth in this Agreement, the Borrower will not, and will not permit any Subsidiary to make any payment of any kind whatsoever (whether by means of any loan, advance, capital contribution, fee or otherwise) or transfer any assets to Media DVX Acquisition Corp.”

2.7          CAPITAL EXPENDITURES.  Effective October 1, 2005, Section 9.05 of the Agreement is hereby amended to read in its entirety as follows:

“9.05      Capital Expenditures.  The Borrower will not permit the aggregate Capital Expenditures of the Loan Parties to exceed (a) $400,000 during the Borrower’s fiscal quarter ending December 31, 2005, or (b) $300,000 during each fiscal quarter of Borrower ending on March 31, 2006 or any fiscal quarter of Borrower thereafter.

2.8          COMMITMENTS.  Effective as of the date hereof, Schedule 1.01 to the Agreement is hereby amended to read in its entirety as set forth on Annex 1 hereto.

ARTICLE III

WAIVER

3.1          WAIVER. Borrower has informed Administrative Agent and Lenders that Borrower violated a financial covenant in the Agreement as hereinafter described.  Borrower has requested that the Administrative Agent and Lenders waive, and Administrative Agent and Lenders have agreed to waive the violation of the Senior Leverage Ratio, set forth in Section 9.02 of the Agreement for the fiscal quarter ending September 30, 2005.

3.2          ADDITIONAL LIMITATIONS ON WAIVER. The waiver referenced in this Article is only for the specific financial covenant and time period set forth in this Article.  The waiver referenced in this Article is a one-time waiver, does not concern compliance (or the effect of non-compliance) with any other provision of the Agreement, and does not amend or modify the Agreement.  The waiver referenced in this Article does not create any obligation on the part of Administrative Agent or any Lenders to grant a similar waiver or waivers under similar or dissimilar future circumstances.  Except as expressly limited by the waiver referenced in this Article, Administrative Agent or any Lenders reserve the right to enforce each provision of the Agreement and the other Loan Documents in strict accordance with the terms and conditions thereof.

ARTICLE IV

AMENDMENT FEE

4.1          AMENDMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (pro rata in accordance with the Total Commitment of each Lender) an Amendment Fee in the amount of the Total Commitment times 0.40%.

ARTICLE V

CONDITIONS PRECEDENT

5.1          CONDITIONS.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           Fees and Expenses.  Borrower shall have paid all fees, costs and expenses payable to Lenders or Administrative Agent under the Agreement or any other agreement or arrangement, including without limitation the Amendment Fee referenced in Section 4.1 of this Amendment and those referred to in Section 12.03 of the Agreement and in any fee letter.

(b)           Representations and Warranties.  The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

(c)           No Default.  After giving effect to this Amendment, no Default shall have occurred and be continuing.

(d)           Revolving Credit Notes. Borrower shall have executed and delivered to Administrative Agent the amended and restated Revolving Credit Notes provided by Administrative Agent to Borrower for execution.

ARTICLE VI

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

6.1          RATIFICATIONS.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.2          REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) after giving effect to this Amendment, the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) after giving effect to this Amendment, no Default has occurred and is continuing.

ARTICLE VII

MISCELLANEOUS

7.1          SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

7.2          REFERENCE TO AGREEMENT.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

7.3          EXPENSES.  Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of the Administrative Agent’s legal counsel, and all out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders, or any of them, in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Administrative Agent’s legal counsel and of the respective Lenders’ legal counsel.

7.4          SEVERABILITY.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.5          APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

7.6          SUCCESSORS AND ASSIGNS.  This Amendment is binding upon and shall inure to the benefit of the Borrower, the Lenders, the Issuing Bank, the Administrative Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

7.7          COUNTERPARTS.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  This Amendment shall not be effective unless and until the Administrative Agent, the requisite Lenders, the Borrower and the Guarantors have each executed and delivered a counterpart hereof.

7.8          HEADINGS.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.9          RELEASE OF CLAIMS.  The Borrower and the Guarantors each hereby acknowledge and agree that none of them has any and there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against the Administrative Agent, the Issuing Bank, any of the Lenders or the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and that neither the Borrower nor any of the Guarantors has any right to seek affirmative relief or damages of any kind or nature from the Administrative Agent, the Issuing Bank, or any of the Lenders.  To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Borrower and the Guarantors each hereby waives, and hereby knowingly and voluntarily releases and forever discharges the Administrative Agent, the Issuing Bank, each of the Lenders and their respective predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

7.10        ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DIGITAL GENERATION SYSTEMS, INC.

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
Chief Financial Officer and Secretary

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMorgan Chase Bank),
as a Lender, as Issuing Bank and as
Administrative Agent

By:	/s/ DAVID E. NOLET
David E. Nolet
Vice President

COMERICA BANK

By:	/s/ DAVID WHITING
David Whiting
Senior Vice President

SIGNATURE PAGE

Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

GUARANTORS:

DIGITAL GENERATION SYSTEMS OF NEW
YORK, INC.,
a New York corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

STARGUIDE DIGITAL NETWORKS, INC.,
a Nevada corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

STARCOM MEDIATECH, INC.,
a Delaware corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

CORPORATE COMPUTER SYSTEMS
CONSULTANTS, INC.,
a Delaware corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

CORPORATE COMPUTER SYSTEMS, INC.,
(d/b/a Musicam USA),
a Delaware corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

MUSICAM EXPRESS, L.L.C.,
a Delaware limited liability company

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

DG SYSTEMS ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

DG SYSTEMS ACQUISITION II CORPORATION,
a Delaware corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

DG SYSTEMS ACQUISITION III CORPORATION,
a Delaware corporation

By:	/s/ OMAR A. CHOUCAIR
Omar A. Choucair
President

ANNEX 1
TO
THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

SCHEDULE 1.01

LENDERS AND COMMITMENTS

Lender	Revolving Credit Commitment	Term Loan Commitment	Total Commitment

JPMorgan Chase Bank	$1,875,000	$5,208,333.33	$7,083,333.33

Comerica Bank	$1,875,000	$5,208,333.33	$7,083,333.33

MetroBank, N.A.	$750,000	$2,083,333.33	$2,833,333.33

Total	$4,500,000	$12,500,000	$17,000,000

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